                                                                        EX. 10.6

                         AGREEMENT AND PLAN OF MERGER

                                 by and among

                         PHYSICIAN HEALTH CORPORATION
                            a Delaware corporation,

                  PHC-ORLANDO ACQUISITION SUBSIDIARY II, INC.
                            a Georgia corporation,

                      INTERNAL MEDICINE SPECIALISTS, INC.
                             a Florida corporation

                                      and

            THE SHAREHOLDERS OF INTERNAL MEDICINE SPECIALISTS, INC.

                            Dated October 29, 1997

                               TABLE OF CONTENTS
                               -----------------
    ARTICLE I     MERGER, EFFECT OF MERGER........................................................1
                  ------------------------
         1.1      Effect of Merger................................................................1
                  ----------------
         1.2      Surviving Corporation...........................................................2
                  ---------------------
         1.3      Name............................................................................2
                  ----
         1.4      Articles of Incorporation.......................................................2
                  -------------------------
         1.5      Bylaws..........................................................................2
                  ------
         1.6      Directors and Officers..........................................................2
                  ----------------------
         1.7      Conversion of Shares............................................................2
                  --------------------
         1.8      Procedure for Exchange..........................................................4
                  ----------------------
         1.9      Status of Target Shares After Effective Date....................................4
                  --------------------------------------------
         1.10     Closing.........................................................................4
                  -------
         1.11     Risk of Loss....................................................................4
                  ------------
         1.12     Tax and Accounting Treatment....................................................4
                  ----------------------------

    ARTICLE II    REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER AND
                  ------------------------------------------------------
                  TARGET..........................................................................5
                  ------
         2.1      Organization, Standing and Authority of Target..................................5
                  ----------------------------------------------
         2.2      Absence of Conflicting Agreements or Required Consents Relating to Each
                  -----------------------------------------------------------------------
                  Shareholder's and Target's Respective Obligations...............................5
                  -------------------------------------------------
         2.3      Licenses and Authorizations.....................................................6
                  ---------------------------
         2.4      Lease Agreements................................................................6
                  ----------------
         2.5      Financial Statements............................................................6
                  --------------------
         2.6      Absence of Changes..............................................................6
                  ------------------
         2.7      Litigation and Claims...........................................................8
                  ---------------------
         2.8      No Undisclosed Liabilities......................................................8
                  --------------------------
         2.9      No Violation of Law, Generally..................................................8
                  ------------------------------
         2.10     Properties......................................................................9
                  ----------
         2.11     Indebtedness...................................................................10
                  ------------
         2.12     Employee Contracts, Union Agreements and Benefit Plans.........................11
                  ------------------------------------------------------
         2.13     Labor Relations................................................................11
                  ---------------
         2.14     Contracts and Commitments......................................................12
                  -------------------------
         2.15     Environmental Protection.......................................................13
                  ------------------------
         2.16     Filing of Reports..............................................................13
                  -----------------
         2.17     Insurance Policies.............................................................13
                  ------------------
         2.18     Accounts Receivable............................................................14
                  -------------------
         2.19     Accounts Payable...............................................................14
                  ----------------
         2.20     Inventory......................................................................14
                  ---------
         2.21     Inspections and Investigations.................................................14
                  ------------------------------
         2.22     Ownership of Medical Service Practice(s).......................................15
                  ----------------------------------------
         2.23     Agreements in Full Force and Effect............................................15
                  -----------------------------------
         2.24     Taxes..........................................................................15
                  -----

         2.25     Capitalization; Title to Shares................................................15
                  -------------------------------
         2.26     Corporate Documents............................................................16
                  -------------------
         2.27     Statements True and Correct....................................................16
                  ---------------------------
         2.28     Delivery and Acceptance of Schedules...........................................16
                  ------------------------------------
         2.29     Investment Intent..............................................................16
                  -----------------

  ARTICLE III     REPRESENTATIONS AND WARRANTIES OF PHC AND ACQUISITION
                  -----------------------------------------------------
                  SUBSIDIARY.....................................................................17
                  ----------
         3.1      Organization, Standing and Authority of PHC....................................17
                  -------------------------------------------
         3.2      Absence of Conflicting Agreements or Required Consents Relating to PHC's
                  ------------------------------------------------------------------------
                  Obligations....................................................................17
                  -----------
         3.3      Financial Statements...........................................................18
                  --------------------
         3.4      Litigation and Claims..........................................................18
                  ---------------------
         3.5      No Undisclosed Liabilities.....................................................18
                  --------------------------
         3.6      No Violation of Law............................................................18
                  -------------------
         3.7      Filing of Reports..............................................................19
                  -----------------
         3.8      Capitalization; Title to Shares................................................19
                  -------------------------------
         3.9      Statements True and Correct....................................................19
                  ---------------------------
         3.10     Acquisition Subsidiary.........................................................19
                  ----------------------
         3.11     Organization, Standing and Authority of Acquisition Subsidiary.................20
                  --------------------------------------------------------------
         3.12     Common Stock of Acquisition Subsidiary.........................................20
                  --------------------------------------
         3.13     PPM............................................................................20
                  ---

   ARTICLE IV     ADDITIONAL AGREEMENTS..........................................................20
                  ---------------------
         4.1      Access and Inspection..........................................................20
                  ---------------------
         4.2      Cooperation in Meeting Filing Requirements.....................................20
                  ------------------------------------------
         4.3      Post Closing Audit of Target...................................................21
                  ----------------------------
         4.4      Further Assurances.............................................................21
                  ------------------
         4.5      Appointment of Attorney-in-Fact................................................21
                  -------------------------------
         4.6      Acceptance of Appointment......................................................21
                  -------------------------
         4.7      Power of Attorney Irrevocable, Etc.............................................22
                  ----------------------------------
         4.8      Successor Attorney-in-Fact.....................................................22
                  --------------------------
         4.9      Limitation of Liability and Indemnity..........................................22
                  -------------------------------------
         4.10     PHC Disclosure; Limited Right of Termination...................................23
                  --------------------------------------------
         4.12     Formation and Operation of Compliance Committee................................24
                  -----------------------------------------------
         4.13     ASC Purchase Option............................................................24
                  -------------------
         4.14     Delivery and Acceptance of Schedules...........................................24
                  ------------------------------------

    ARTICLE V     CONDUCT OF BUSINESS OF TARGET AND EACH SHAREHOLDER
                  --------------------------------------------------
                  PENDING CLOSING................................................................24
                  ---------------
         5.1      Disposition of Assets..........................................................25
                  ---------------------
         5.2      Sale of Shares.................................................................25
                  --------------
         5.3      Contracts......................................................................25
                  ---------
         5.4      Condition of Assets............................................................25
                  -------------------

         5.5      Liens; Encumbrances............................................................25
                  -------------------
         5.6      Access and Inspection..........................................................25
                  ---------------------

   ARTICLE VI     CONDITIONS TO OBLIGATIONS OF PHC AND ACQUISITION
                  ------------------------------------------------
                  SUBSIDIARY.....................................................................25
                  ----------
         6.1      Necessary Approvals............................................................26
                  -------------------
         6.2      Representations and Warranties.................................................26
                  ------------------------------
         6.3      Performance; Covenants.........................................................26
                  ----------------------
         6.4      PHC Due Diligence..............................................................27
                  -----------------

  ARTICLE VII     CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS AND
                  -------------------------------------------------
                  TARGET.........................................................................27
                  ------
         7.1      Representations and Warranties.................................................27
                  ------------------------------
         7.2      Performance; Covenants.........................................................28
                  ----------------------
         7.3      Target Due Diligence...........................................................28
                  --------------------

 ARTICLE VIII     INDEMNIFICATION................................................................29
                  ---------------
         8.1      Indemnification by Each Shareholder and Target.................................29
                  ----------------------------------------------
         8.2      Indemnification by PHC.........................................................30
                  ----------------------
         8.3      Definition of Losses...........................................................30
                  --------------------
         8.4      Offset.........................................................................30
                  ------
         8.5      Notice and Opportunity to Defend...............................................31
                  --------------------------------
         8.6      Effect of Investigation by PHC.................................................32
                  ------------------------------
         8.7      Effect of Investigation by Target and Shareholders.............................32
                  --------------------------------------------------
         8.8      Dispute Resolution.............................................................32
                  ------------------

   ARTICLE IX     MISCELLANEOUS PROVISIONS.......................................................33
                  ------------------------
         9.1      Notices........................................................................33
                  -------
         9.2      Successors and Assigns.........................................................34
                  ----------------------
         9.3      Entire Agreement...............................................................34
                  ----------------
         9.4      Governing Law; Severability....................................................34
                  ---------------------------
         9.5      No Brokers.....................................................................34
                  ----------
         9.6      Schedules and Exhibits.........................................................35
                  ----------------------
         9.7      Waivers........................................................................35
                  -------
         9.8      Headings.......................................................................35
                  --------
         9.9      Counterparts...................................................................35
                  ------------
         9.10     Confidentiality................................................................35
                  ---------------
         9.11     Expenses.......................................................................35
                  --------
         9.12     No Third Party Beneficiaries...................................................36
                  ----------------------------
         9.13     Survival.......................................................................36
                  --------
         9.14     Attorney Fees..................................................................36
                  -------------

                                LIST OF EXHIBITS
                                ----------------
Exhibit A         List of Shareholders

Exhibit B         [Reserved]

Exhibit C         Insert to Bylaws

Exhibit D         Disclosure Documents

Exhibit E         ASC Purchase Option Agreements

Exhibit F         Form of Employment Agreement

Exhibit G         Opinion of Counsel of Target

Exhibit H         Investment Agreement

Exhibit I         Registration Rights Agreement

Exhibit J         Practice Repurchase Agreement

Exhibit K         Opinion of Counsel of PHC

                                LIST OF SCHEDULES
                                -----------------
Schedule 2.2          Required Consents Relating to Each Shareholder's and Target's Obligations
------------
Schedule 2.3          Licenses and Authorizations
------------
Schedule 2.4          Lease and License Agreements
------------
Schedule 2.5          Financial Statements of Target
------------
Schedule 2.6          Absence of Changes
------------
Schedule 2.7          Litigation and Claims
------------
Schedule 2.8          Undisclosed Liabilities
------------
Schedule 2.9          Violations of Law
------------
Schedule 2.10(a)      Properties
----------------
Schedule 2.10(b)      Leased/Licensed Equipment
----------------
Schedule 2.10(c)      Equipment, Utility and Other Deposits
----------------
Schedule 2.10(d)      Exceptions to Title to Assets
----------------
Schedule 2.11         Indebtedness
-------------
Schedule 2.12(a)      Employment Contracts, Union Agreements and Benefit Plans
----------------
Schedule 2.13         Exceptions to Compliance with Employment and Labor Laws
-------------
Schedule 2.14         Contracts and Commitments
-------------
Schedule 2.15         Environmental Protection
-------------
Schedule 2.17         Insurance Policies
-------------
Schedule 2.18         Accounts Receivable
-------------
Schedule 2.19         Accounts Payable
-------------
Schedule 2.21         Inspections and Investigations
-------------
Schedule 2.22         Ownership of Medical Service Practice(s)
-------------
Schedule 2.24         Taxes
-------------
Schedule 2.25         Capitalization of Target
-------------
Schedule 3.1          Organization, Standing and Authority of PHC
------------
Schedule 3.2          Absence of Conflicting Agreements or Required Consents Relating to PHC's
------------          Obligations
Schedule 3.5          Financial Statements
------------
Schedule 3.6          Absence of Changes
------------
Schedule 3.7          Litigation and Claims
------------
Schedule 3.9          No Violation of Law
------------

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of this 29/th/ day of October, 1997, by and among Physician Health Corporation, a Delaware corporation ("PHC"), PHC-Orlando Acquisition Subsidiary II, Inc., a Georgia corporation ("Acquisition Subsidiary"), Internal Medicine Specialists, Inc., a Florida corporation ("Target") and each of the Shareholders of Target listed on Exhibit A attached hereto (each a "Shareholder" and
                    ---------
collectively the "Shareholders"). (The parties hereto agree that Jeffrey M. Cohen, M.D. may be included as an additional party to this Agreement, and within the definition of "Shareholders" as used herein, as provided in Section 4.10.)

                                R E C I T A L S:
                                ---------------
         PHC desires to acquire Target in a reverse triangular merger qualifying as a tax-free reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"). As consideration for the acquisition of Target, Shareholders shall acquire stock of PHC in the merger.

                              A G R E E M E N T S:
                              -------------------
         For and in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto, intending to be legally bound, covenant and agree as follows:

                                    ARTICLE I

                            MERGER, EFFECT OF MERGER
                            ------------------------

         On the Effective Date (as defined in Section 1.1 hereof), Acquisition Subsidiary shall merge with and into Target, and Target shall survive the Merger as the surviving corporation (Target shall sometimes be referred to herein as the "Surviving Corporation").

         I.1      Effect of Merger.
                  ----------------

         The Merger shall become effective the date (the "Effective Date") on which the duly executed Articles of Merger are filed with the Secretary of State of Georgia and the Department of State of Florida in accordance with the applicable legal requirements of the State of Georgia and the State of Florida. On the Effective Date, and as a result of the Merger: (a) the separate existence of Acquisition Subsidiary will cease; (b) title to all assets and properties, or any interest therein, owned by Acquisition Subsidiary will be vested in the Surviving Corporation without reversion or impairment; (c) the Surviving Corporation will thenceforth be responsible and liable for all the liabilities and obligations of Acquisition Subsidiary and (d) neither the rights of creditors nor any liens upon the property of Acquisition Subsidiary will be impaired by the Merger.

         I.2      Surviving Corporation.
                  ---------------------

         Following the Merger, the existence of the Surviving Corporation shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a corporation organized under the laws of the State of Florida.

         I.3      Name.
                  ----

         As a result of the Merger, the Surviving Corporation's corporate name shall be unchanged.

         I.4      Articles of Incorporation.
                  -------------------------

         The Articles of Incorporation of Surviving Corporation, as in effect on the Effective Date, shall remain the Articles of Incorporation of Surviving Corporation thereafter from and after the Effective Date, subject to the right of Surviving Corporation thereafter to amend its Articles of Incorporation in accordance with Florida law.

         I.5      Bylaws.
                  ------

         The Bylaws of Surviving Corporation, as in effect on the Effective Date, shall be amended to include the provision set forth in Exhibit C, to the
                                                             ---------
extent permitted under Florida law, and such Bylaws, as amended, shall remain the Bylaws of Surviving Corporation from and after the Effective Date, subject to the right of Surviving Corporation thereafter to amend its Bylaws in accordance with its Articles of Incorporation and with Florida law.

         I.6      Directors and Officers.
                  ----------------------

         Until the proper election and qualification of their successors, the members of the Board of Directors and the officers of Acquisition Subsidiary in office on the Effective Date shall be the Board of Directors and officers of Surviving Corporation.

         I.7      Conversion of Shares.
                  --------------------

                  (a) On the Effective Date, all of the then outstanding shares of capital stock of Target (the "Target Shares") shall be converted into a total of four hundred thousand eight hundred and sixty eight dollars ($429,865) in cash and 786,098 shares of the Voting Common Stock of PHC (the "PHC Shares"), and all outstanding certificates evidencing shares of capital stock of Target shall be canceled.

                  (b) In addition to the shares to be issued by PHC to the Shareholders pursuant to Section 1.7(a) above, PHC shall issue and deliver to the Shareholders additional shares of its Voting Common Stock (the "Contingent Shares") pursuant to the terms and conditions set forth in Section 1.7(c) below; provided, however, in no event shall the number of Contingent Shares to be issued to the Shareholders under this Section 1.7(b) exceed the number of PHC Shares initially issued to the Shareholders pursuant to Section 1.7(a) above.

                  (c) The determination of the amount, if any, of the Contingent Shares that shall be issued to the Shareholders, shall be made pursuant to the terms and conditions set forth in this Section 1.7(c) as follows:

                      (i) The parties hereby acknowledge and agree that a portion of the PHC Shares to be issued to the Shareholders pursuant to Section 1.7(a) hereof was determined by reference to an amount equal to one hundred percent (100%) of the "Adjusted Accounts Receivable" (as defined below) of Target as of the Closing Date. The "Adjusted Accounts Receivable" of Target shall be determined by taking the actual amount of accounts receivable on Target's books and records as of the Closing Date, less any of Target's accounts receivable that, in the aggregate (1) are more than one (1) year old with no payments having been made to Target during the twelve (12) consecutive months ending on the Closing Date, or (2) were turned over to a collection agency, an attorney or a third party for collection prior to such date, and multiplying such remainder by Target's accounts receivable collection ratio (as determined by dividing Target's total collections by Target's total charges) for the twelve
(12) consecutive month period preceding the Closing Date.

                      (ii) On the one hundred eightieth (180th) day following the Closing Date, the Adjusted Accounts Receivable shall be compared to the actual collections during said one hundred eighty (180) day period of those accounts receivable on the books and records of Target on the Closing Date. In the event that the actual collections during said one hundred eighty (180) day period exceeds the Adjusted Accounts Receivable, PHC shall issue to the Shareholders (on a pro rata basis) that number of Contingent Shares under this
Section 1.7(c) (based on a value of Four Dollars ($4.00) per share) necessary to equal such excess amount. In the event that the Adjusted Accounts Receivable exceeds the actual collections during said one hundred eighty (180) day period of those accounts receivable on the books and records of Target on the Closing Date, the Shareholders, on a pro rata basis, shall return to PHC that number of PHC Shares (based on a value of Four Dollars ($4.00) per share) necessary to equal such excess amount.

                  (d) The parties hereby acknowledge and agree that the Contingent Shares shall not be issued by PHC, and shall not be considered outstanding stock, until such time as the certificates for any Contingent Shares hereunder are actually delivered to the Shareholders in accordance with this
Section 1.7, that no party shall have any voting rights with respect to the Contingent Shares until actually issued to the Shareholders in accordance with this Section 1.7, and that the Shareholders' rights to receive the Contingent Shares shall be nontransferable and nonassignable.

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of this 29th day of October, 1997, by and among Physician Health Corporation, a Delaware corporation ("PHC"), PHC-Orlando Acquisition Subsidiary II, Inc., a Georgia corporation ("Acquisition Subsidiary"), Internal Medicine Specialists, Inc., a Florida corporation ("Target") and each of the Shareholders of Target listed on Exhibit A attached hereto (each a "Shareholder" and
                    ---------
collectively the "Shareholders"). (The parties hereto agree that Jeffrey M. Cohen, M.D. may be included as an additional party to this Agreement, and within the definition of "Shareholders" as used herein, as provided in Section 4.10.)

                                R E C I T A L S:
                                ---------------

     PHC desires to acquire Target in a reverse triangular merger qualifying as a tax-free reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"). As consideration for the acquisition of Target, Shareholders shall acquire stock of PHC in the merger.

                              A G R E E M E N T S:
                              -------------------

     For and in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto, intending to be legally bound, covenant and agree as follows:

                                   ARTICLE I

                            MERGER, EFFECT OF MERGER
                            ------------------------

     On the Effective Date (as defined in Section 1.1 hereof), Acquisition Subsidiary shall merge with and into Target, and Target shall survive the Merger as the surviving corporation (Target shall sometimes be referred to herein as the "Surviving Corporation").

     1.1 Effect of Merger.
         ----------------

     The Merger shall become effective the date (the "Effective Date') on which the duly executed Articles of Merger are filed with the Secretary of State of Georgia and the Department of State of Florida in accordance with the applicable legal requirements of the State of Georgia and the State of Florida. On the Effective Date, and as a result of the Merger: (a) the separate existence of Acquisition Subsidiary will cease; (b) title to all assets and properties, or any interest therein, owned by Acquisition Subsidiary will be vested in the Surviving Corporation without reversion or impairment; (c) the Surviving Corporation will thenceforth be responsible and liable for all the liabilities and obligations of Acquisition Subsidiary and (d) neither the rights of creditors nor any liens upon the property of Acquisition Subsidiary will be impaired by the Merger.

     1.2 Surviving Corporation.
         ---------------------

     Following the Merger, the existence of the Surviving Corporation shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a corporation organized under the laws of the State of Florida.

     1.3 Name.
         ----

     As a result of the Merger, the Surviving Corporation's corporate name shall be unchanged.

     1.4 Articles of Incorporation.
         -------------------------

     The Articles of Incorporation of Surviving Corporation, as in effect on the Effective Date, shall remain the Articles of Incorporation of Surviving Corporation thereafter from and after the Effective Date, subject to the right of Surviving Corporation thereafter to amend its Articles of Incorporation in accordance with Florida law.

     1.5 Bylaws.
         ------

     The Bylaws of Surviving Corporation, as in effect on the Effective Date, shall be amended to include the provision set forth in Exhibit C, to the extent
                                                       ---------
permitted under Florida law, and such Bylaws, as amended, shall remain the Bylaws of Surviving Corporation from and after the Effective Date, subject to the right of Surviving Corporation thereafter to amend its Bylaws in accordance with its Articles of Incorporation and with Florida law.

     1.6 Directors and Officers.
         ----------------------

     Until the proper election and qualification of their successors, the members of the Board of Directors and the officers of Acquisition Subsidiary in office on the Effective Date shall be the Board of Directors and officers of Surviving Corporation.

     1.7 Conversion of Shares.
         --------------------

         (a) On the Effective Date, all of the then outstanding shares of capital stock of Target (the "Target Shares") shall be converted into a total of four hundred thousand eight hundred and sixty eight dollars ($429,865) in cash and 786,098 shares of the Voting Common Stock of PHC (the "PHC Shares"), and all outstanding certificates evidencing shares of capital stock of Target shall be canceled.

         (b) In addition to the shares to be issued by PHC to the Shareholders pursuant to Section 1.7(a) above, PHC shall issue and deliver to the Shareholders additional shares of its Voting Common Stock (the "Contingent Shares") pursuant to the terms and conditions set forth in Section 1.7(c) below; provided, however, in no event shall the number of Contingent Shares to be issued to the Shareholders under this Section 1.7(b) exceed the number of PHC Shares initially issued to the Shareholders pursuant to Section 1.7(a) above.

         (c) The determination of the amount, if any, of the Contingent Shares that shall be issued to the Shareholders, shall be made pursuant to the terms and conditions set forth in this Section 1.7(c) as follows:

             (i) The parties hereby acknowledge and agree that a portion of the PHC Shares to be issued to the Shareholders pursuant to Section 1.7(a) hereof was determined by reference to an amount equal to one hundred percent (100%) of the "Adjusted Accounts Receivable" (as defined below) of Target as of the Closing Date. The "Adjusted Accounts Receivable" of Target shall be determined by taking the actual amount of accounts receivable on Target's books and records as of the Closing Date, less any of Target's accounts receivable that, in the aggregate (1) are more than one (1) year old with no payments having been made to Target during the twelve (12) consecutive months ending on the Closing Date, or (2) were turned over to a collection agency, an attorney or a third party for collection prior to such date, and multiplying such remainder by Target's accounts receivable collection ratio (as determined by dividing Target's total collections by Target's total charges) for the twelve (12) consecutive month period preceding the Closing Date.

             (ii) On the one hundred eightieth (180th) day following the Closing Date, the Adjusted Accounts Receivable shall be compared to the actual collections during said one hundred eighty (180) day period of those accounts receivable on the books and records of Target on the Closing Date. In the event that the actual collections during said one hundred eighty (180) day period exceeds the Adjusted Accounts Receivable, PHC shall issue to the Shareholders (on a pro rata basis) that number of Contingent Shares under this Section 1.7(c) (based on a value of Four Dollars ($4.00) per share) necessary to equal such excess amount. In the event that the Adjusted Accounts Receivable exceeds the actual collections during said one hundred eighty (180) day period of those accounts receivable on the books and records of Target on the Closing Date, the Shareholders, on a pro rata basis, shall return to PHC that number of PHC Shares (based on a value of Four Dollars ($4.00) per share) necessary to equal such excess amount.

         (d) The parties hereby acknowledge and agree that the Contingent
Shares shall not be issued by PHC, and shall not be considered outstanding stock, until such time as the certificates for any Contingent Shares hereunder are actually delivered to the Shareholders in accordance with this Section 1.7, that no party shall have any voting rights with respect to the Contingent Shares until actually issued to the Shareholders in accordance with this Section 1.7, and that the Shareholders' rights to receive the Contingent Shares shall be nontransferable and nonassignable.

         (e) On the Effective Date, PHC shall pay the cash consideration set forth in Section 1.7 to the Shareholders (the "Cash Consideration"). The Cash Consideration and the PHC Shares are referred to herein as the " Merger Consideration."

         I.8      Procedure for Exchange.
                  ----------------------

         At the Closing, each Shareholder shall surrender to PHC his or her respective certificates representing the Target Shares owned or held by each said Shareholder, and each said Shareholder shall receive a certificate evidencing the PHC Shares owned by such Shareholder.

         I.9      Status of Target Shares After Effective Date.
                  --------------------------------------------

         From and after the Effective Date and until surrendered and exchanged, each outstanding certificate formerly representing Target Shares shall be deemed for all purposes to represent only the right to receive the PHC Shares specified in Section 1.7 hereof. From and after the Effective Date, the stock transfer books of Target shall be closed, and no transfer of shares on the books of Target shall be made or recorded.

         I.10     Closing.
                  -------

         The Closing shall occur at such time as all the conditions precedent to Closing as set forth in this Agreement and the Signing Agreement of even date herewith are satisfied, but in no event later than November 15, 1997 (the "Closing Date"), at 10:00 a.m. local time, at the offices of Maguire, Voorhis & Wells, P.A., Orlando, Florida, or at such other place and time as the parties hereto shall mutually agree.

         I.11     Risk of Loss.
                  ------------

          Risk of loss to the assets of Target, however caused (other than by Acquisition Subsidiary or those duly authorized to act on behalf of Acquisition Subsidiary) shall shift to Surviving Corporation at the beginning (viz., 12:00:01 a.m.) of the day immediately following the Closing Date.

         I.12     Tax and Accounting Treatment.
                  ----------------------------

         The merger of Acquisition Subsidiary with and into Target is intended to qualify as a tax-free reorganization within the meaning of (S)(S) 368(a)(1)(A) and 368(a)(2)(E) of the Code. Immediately following the Merger contemplated hereunder, Target will hold substantially all of its properties and substantially all of Acquisition Subsidiary's properties (except for any assets of Acquisition Subsidiary distributed to the Shareholders pursuant to the Merger and any cash of Acquisition Subsidiary used to pay Target's reorganization expenses as set forth in Section 9.11 hereof). Notwithstanding any other provision contained in this Agreement to the contrary, the PHC Shares to be issued to the Shareholders pursuant to the Merger shall in no event constitute less than eighty percent (80%) of the total consideration to be exchanged pursuant to the Merger for the Target Shares owned by the Shareholders. Any adjustment required to be made by this Section 1.12 to the amount of PHC Shares and other consideration to be issued in the Merger or otherwise pursuant to this Agreement shall be effected through an amendment to this Agreement, which shall be prepared by counsel to PHC, agreed to by all the parties and, after agreed to by all the parties, executed by the parties hereto prior to Closing.

                                   ARTICLE II

          REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER AND TARGET
          -------------------------------------------------------------

         As a material inducement to PHC and Acquisition Subsidiary to enter into this Agreement, the Shareholders and Target hereby, jointly, severally and unconditionally, represent and warrant to each of PHC and Acquisition Subsidiary as follows:

         II.1      Organization, Standing and Authority of Target.
                   ----------------------------------------------

         Target is a corporation duly organized and validly existing under the laws of the State of Florida and qualified to do business in all locations where the nature of its business or the ownership of its assets or properties requires such qualification. Target has the full requisite power and authority to (a) own all its assets and properties and to operate its business of operating a medical practice in the specialties of gastroenterology and nephrology care in the greater metropolitan Orlando, Florida area (the "Practice") as conducted on the date hereof, (b) execute and deliver this Agreement and each other document or instrument contemplated hereby (collectively, the "Transaction Agreements") and perform its obligations hereunder and thereunder according to their respective terms, and (c) carry on and operate the Practice as now being conducted. Target is not a participant in any joint venture, partnership, association or similar business arrangement with any other person or party. The Attorney-in-Fact (as defined in Section 4.5 hereof) has the requisite power and authority to execute and deliver each of the Transaction Agreements and perform his obligations hereunder and thereunder according to their respective terms.

         II.2      Absence of Conflicting Agreements or Required Consents
                   ------------------------------------------------------
Relating to Each Shareholder's and Target's Respective Obligations.
------------------------------------------------------------------

         The execution, delivery and performance by each Shareholder and Target respectively, of the Transaction Agreements (with or without the giving of notice, the lapse of time, or both): (a) except as expressly set forth on
Schedule 2.2, do not require the consent of any governmental or regulatory
------------
authority or any other third party; (b) will not conflict with any provision of Target's Articles of Incorporation, Bylaws or other organizational documents;
(c) will not conflict with, result in a breach of, or constitute a default under any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which any Shareholder or Target is a party or by which any Shareholder or Target or their respective properties are bound; (d) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit, material to this transaction, to which any Shareholder or Target is a party or by which any Shareholder or Target or their respective properties are bound; and
(e) will not create any claim, lien, charge or encumbrance upon any of the assets or properties of Target.

         II.3      Licenses and Authorizations.
                   ---------------------------

         Each Shareholder and Target hold all valid licenses, permits and other rights and authorizations required by any federal, state or local law, ordinance, regulation or ruling of any governmental regulatory authority necessary to operate the Practice at each of its current locations as it is currently being operated including, without limitation, the right to receive Medicare and Medicaid reimbursements. A correct and complete list of all such licenses, permits and other authorizations is set forth in Schedule 2.3 hereto.
                                                           ------------
None of such licenses has been revoked or suspended or is the subject of any proceeding or action for revocation or suspension.

         II.4      Lease Agreements.
                   ----------------

         Schedule 2.4 hereto contains a current list of all the lease agreements
         ------------
and license and sublicense agreements to which Target is a party and pursuant to which Target leases (whether as lessor or lessee) or licenses (whether as licensor or licensee) any real or personal property related to the operation of the Practice (the "Lease Agreements"). Target has delivered to PHC true and complete copies of all of the Lease Agreements. Each of the Lease Agreements is valid and effective in accordance with its terms, and there is not under any of such Lease Agreements (a) any existing or claimed material default by Target or event of default or event which with notice or lapse of time, or both, would constitute a default by Target, or (b) any existing material default by any other party under any of the Lease Agreements or any event of material default or event which with notice or lapse of time, or both, would constitute a material default by any such party.

         II.5      Financial Statements.
                   --------------------

         Attached hereto as Schedule 2.5 are Target's unaudited financial
                            ------------
statements for the fiscal years ending December 31, 1995 and 1996 and unaudited interim financial statements for the period ending September 30, 1997 the ("Interim Financials Date") (collectively, the "Interim Financial Statements"), reflecting the results of the operations and financial condition of Target and the Practice at such dates which have been prepared in accordance with the federal income tax basis of accounting (cash method) consistently applied (collectively, the "Financial Statements"). The Financial Statements: (i) present fairly the financial position of Target and the Practice as of the dates indicated and present fairly the results of Target's operations for the periods then ended; and (ii) are in accordance with the books and records of Target, as the case may be, which have been properly maintained and are complete and correct. To Target's and each of the Shareholder's knowledge, each of the Financial Statements is auditable for purposes of determining its conformity to generally accepted accounting principles.

         II.6      Absence of Changes.
                   ------------------

         Except as expressly set forth in Schedule 2.6 hereto and as permitted
                                          ------------
or contemplated by this Agreement, since the Interim Financials Date, Target has conducted the Practice only in the ordinary course of business consistent with past practices, and has not:

                  (a) Suffered any material adverse change in its working capital, condition (financial or otherwise), assets, liabilities, reserves, business or operations (such change being referred to herein as a "Material Adverse Effect");

                  (b) Paid, discharged or satisfied any material liability other than the payments, discharge or satisfaction of liabilities in the ordinary course of business;

                  (c) Written off as uncollectible any receivable, except for write-offs in the ordinary course of business;

                  (d) Except in the ordinary course of business and consistent with past practices, canceled or compromised any debts or waived or permitted to lapse any claims or rights or sold, transferred or otherwise disposed of any of its properties or assets;

                  (e) Entered into any commitment or transaction not in the ordinary course of business or made any capital expenditure or commitment in excess of Five Thousand and No/100 Dollars ($5,000.00);

                  (f) Made any change in any method of accounting or accounting practice for financial or income tax purposes;

                  (g) Incurred any liabilities or obligations (absolute, accrued or contingent) in excess of Five Thousand and No/100 Dollars ($5,000.00), except for trade payables incurred in the ordinary course of business;

                  (h) Mortgaged, pledged, subjected or agreed to subject, any of its assets, tangible or intangible, to any lien, claim or encumbrance, except for liens of current personal property taxes not yet due and payable;

                  (i) Sold or otherwise transferred any ownership interest in Target;

                  (j) Increased any salaries, wages or any employee benefits for any employee except in the ordinary course of business;

                  (k) Hired, committed to hire or terminated any employee except in the ordinary course of business; or

                  (l) Agreed, whether in writing or otherwise, to take any action particularly described in this Section 2.6.

         II.7      Litigation and Claims.
                   ---------------------

         Except as expressly set forth in Schedule 2.7 hereto, there are no
                                          ------------
claims, lawsuits, counterclaims, proceedings, or investigations pending, and to each Shareholder's and Target's knowledge (which for purposes of this Agreement shall mean the conscious awareness of facts or other information) threatened, against or affecting any Shareholder, Target, the Practice or any licensed professional or other individual employed by or under contract with the Practice in any court or before any arbitrator or governmental authority or agency, and to each Shareholder's and Target's knowledge, there is no basis for any such action or any state of facts or occurrence of any event which is reasonably expected to give rise to the foregoing, which has or is reasonably expected to have an adverse effect on the financial condition of assets or properties of Target, on any Shareholder's or Target's performance hereunder, or on the continued operation of the Practice by Surviving Corporation. There are no unsatisfied judgments against any Shareholder, Target, the Practice, or any licensed professional or other individual affiliated with the Practice, or any consent decrees to which any of the foregoing are subject which would have a Material Adverse Effect on the financial condition of assets or properties of Target, on Target's or any Shareholder's performance hereunder, or on the continued operation of the Practice by Surviving Corporation.

         II.8      No Undisclosed Liabilities.
                   --------------------------

         To the best knowledge of each of Shareholder and Target, except as and to the extent reflected in the Financial Statements or as expressly shown in
Schedule 2.8 hereto, Target has no liability or obligation whatsoever, whether
------------
matured, unmatured, absolute, contingent or otherwise, except for liabilities and obligations incurred in the ordinary course of its business since the Interim Financials Date, which in the aggregate have a Material Adverse Effect on the operations, assets or financial condition of Target or the Practice.

         II.9      No Violation of Law, Generally.
                   ------------------------------

                  (a) Except as expressly set forth in Schedule 2.9 hereto, to
                                                       ------------
the best knowledge of each of Shareholder and Target, neither Target nor any Shareholder has been or shall be as of the Closing Date (by virtue of any action, omission to act, contract to which it is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its property or business or its advertising, sales, referral or pricing practices (including, without limitation, Titles 18 and 19 of the Social Security Act and all applicable zoning and use laws), which in the aggregate have or might have a Material Adverse Effect on the business, assets or financial position of Target.

                  (b)      Billing Practices/Regulatory Compliance.
                           ---------------------------------------

                           (i) Billing Practices Generally. To the best
                               ---------------------------
knowledge of each of Shareholder and Target, all billing practices by Target to all third party payors, including, but not limited to, the federal Medicare program, state Medicaid programs and private insurance companies, have been true, fair and correct and in compliance with all applicable laws, regulations and policies of all such third party payors, and Target has not billed for or received any payment or reimbursement in excess of amounts allowed by law.

                           (ii) Fraud and Abuse. Target, its officers and
                                ---------------
directors, and persons and entities providing professional services for Target, have not engaged in any activities which are prohibited under the Fraud and Abuse Statute, or the regulations promulgated thereunder pursuant to such statute, or related state or local statutes or regulations, or which are prohibited by rules of professional conduct, including, but not limited, to the following: (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (c) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (1) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or (2) in return for purchasing, leasing, or ordering or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid; and (d) knowingly and willfully offering or paying any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind to any person to induce such person (1) to refer an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under Medicare or Medicaid or (2) to purchase, lease, order, or arrange for or recommend purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part under Medicare or Medicaid.

                  (c) Transactions with Referral Sources. Except as expressly
                      ----------------------------------
set forth in Schedule 2.9, neither any Shareholder nor Target nor any affiliate
             ------------
of Target, nor any director, officer or employee thereof, is a party to any contract, lease, agreement or arrangement, including, but not limited to, any joint venture or consulting agreement with any physician, hospital, nursing facility, home health agency or other person who is in a position to make or influence referrals to or otherwise generate business for Target to provide services, lease space, lease equipment or engage in any other venture or activity.

         II.10     Properties.
                   ----------

                  (a) Schedule 2.10(a) hereto sets forth a current and complete
                      ----------------
list and description of all of the assets owned by Target as of the Interim Financials Date, the book value (net of depreciation or amortization) of which, as properly reflected in Target's books and records, on an individual item-by-item basis, exceeds Five Thousand and No/100 Dollars ($5,000.00).

                  (b) Schedule 2.10(b) hereto sets forth a current and complete
                      ----------------
list of all property, equipment and other assets leased, subleased, or licensed or sublicensed by Target including, without limitation, all computer hardware and software (collectively, the "Leased Equipment").

                  (c) To the extent not expressly itemized in the Financial Statements, Schedule 2.10(c) hereto sets forth a current and complete list and
            ----------------
description of all equipment, utility and other deposits owned by Target.

                  (d) Except as expressly set forth and described on
Schedule 2.10(d), Target: (i) has good, valid and indefeasible title to all of
----------------
the personal and mixed, tangible and intangible property, rights and assets which it purports to own, including all the personal property and assets reflected, but not shown as leased or encumbered, in the Interim Financial Statements (except for inventory and assets sold in the ordinary course of business consistent with past practice and supplies consumed in the ordinary course of business consistent with past practice since the Interim Financials
Date); and (ii) owns such rights, assets and personal property free and clear of all title defects or objections, liens, restrictions, claims, charges, security interest, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements.

                  (e) All of the Leased Equipment and tangible assets owned by Target are in good operating condition and repair and will be in such condition on the Closing Date, except for ordinary wear and tear.

                  (f) All of the durable and nondurable supplies owned by Target are of a quality and quantity usable in the ordinary and usual course of the business of Target.

                  (g) The tangible assets, Leased Equipment, rights and interests retained in the Surviving Corporation pursuant to this Agreement are sufficient to enable the Practice and/or business of the Surviving Corporation to continue to be managed or operated as it is currently being managed and operated by Target.

         II.11     Indebtedness.
                   ------------
         Schedule 2.11 sets forth a current and complete list and description of
         -------------
all instruments or other documents relating to any direct or indirect indebtedness for borrowed funds of Target in excess of Five Thousand and No/100 Dollars ($5,000.00), as well as indebtedness by way of lease purchase arrangements, guarantees, undertakings on which others rely in extending credit and all conditional sales contracts, chattel mortgages and other security arrangements with respect to personal property used or owned by Target. Except as set forth on Schedule 2.11, Target has not loaned funds to or guaranteed a
                -------------
loan to any employee or Shareholder of Target or other investor in

Target that is in a position, directly or indirectly, to make or influence referrals of patients to, furnish items or services to, or otherwise generate business for the Practice.

         II.12     Employee Contracts, Union Agreements and Benefit Plans.
                   ------------------------------------------------------
                  (a) Except as set forth on Schedule 2.12(a) hereto, Target is
                                             ----------------
not a party to any employment contract (except for oral employment agreements which are terminable by Target at will), consulting or collective bargaining contracts, deferred compensation, pension (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder ("ERISA")), profit sharing, bonus or other nonqualified benefit or compensation commitments, benefit plans, arrangements or plans (whether written or oral), including all welfare plans, as defined in Section 3(l) of ERISA, of or pertaining to any present or former employee of Target, or its predecessors in interest, that have been in effect at any time within the past five (5) years.

                  (b) Surviving Corporation shall employ, as employees at will, all persons (other than physician Shareholders and employees who perform clinical/medical services incident to the services of said physician Shareholders) who are employees of Target in good standing on the Closing Date.

        II.13     Labor Relations.
                  ---------------

         Except as expressly set forth in Schedule 2.13 hereto:
                                          -------------

                  (a) Target is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health, and is not engaged in any unfair labor practice within the meaning of Section 8 of the National Labor Relations Act;

                  (b) There is no unfair labor practice, charge or complaint or any other matter against or involving Target pending or, to Target's and each Shareholder's knowledge threatened before the National Labor Relations Board or any court of law;

                  (c) There are no charges, investigations, administrative proceedings or formal complaints of discrimination (including discrimination based upon sex, age, marital status, race, national origin, the making of workers' compensation claims, sexual preference, handicap or veteran status) pending or, to the knowledge of Target or any Shareholder, threatened before the Equal Employment Opportunity Commission or any federal, state or local agency or court against Target. There have been no governmental audits of the equal employment opportunity practices of Target and to each Shareholder's and Target's knowledge, no basis for any such audit exists;

                  (d) Target is in compliance with the Immigration Reform and Control Act of 1986, as amended, and all applicable regulations promulgated thereunder; and

                  (e) There are no inquiries, investigations or monitoring activities of any licensed, registered, or certified professional personnel employed by, credentialed or privileged, or under contract with Target or the Practice pending or, to each Shareholder's and Target's knowledge, threatened by any state professional board or agency charged with regulating the professional activities of health care practitioners or providers.

         II.14     Contracts and Commitments.
                   -------------------------

         Except as expressly set forth in Schedule 2.14:
                                          -------------

                  (a) No contract or commitment of Target continues for a period of more than six (6) months from the date hereof or requires payments by Target after the Closing Date, in the aggregate, in excess of Five Thousand and No/100 Dollars ($5,000.00);

                  (b)      There are no contracts or agreements:

                           (i) With any of the directors, officers or
Shareholders of Target, or

                           (ii) With any person related by blood or marriage to
any director, officer or Shareholder of Target or with any company or other organization in which anyone related by blood or marriage to any director, officer or shareholder of Target has a direct or indirect financial interest;

                  (c) Neither Target nor any Shareholder is subject to any contracts or agreements containing covenants prohibiting or limiting the freedom of any Shareholder and/or Target to compete in any line of business or to subject the employees or patients of any business in any geographic area or requiring any Shareholder and/or Target to share any profits;

                  (d) Neither Target nor any Shareholder is a party to any existing agreement for the management or administration of the Practice, and neither Target nor any Shareholder is obligated to become a party to any such management or administration agreement;

                  (e) Neither Target nor any Shareholder is a party to or bound by any contract, agreement or other arrangement that has had or may be reasonably expected in the future to have a Material Adverse Effect upon the business, earnings or financial condition of Target; and

                  (f) To their respective knowledge, neither Target nor any Shareholder is a party to or bound by any contract, agreement or other arrangement, requiring the personal services of another person or entity which does not comply with the safe harbor provisions of the Fraud and Abuse Statute applicable to Target or any Shareholder.

         II.15     Environmental Protection.
                   ------------------------

         Except as would not be expected to have a Material Adverse Effect, Target has obtained all permits, licenses and other authorizations and filed all notices which are required to be obtained or filed by any Shareholder and/or Target for the operation of the Practice under federal, state and local laws relating to pollution, protection of the environment or the generation or disposal of waste. Except as would not be expected to have a Material Adverse Effect, Target is in compliance in all material respects with all terms and conditions of such required permits, licenses and authorizations. Except as would not be expected to have a Material Adverse Effect, Target is in compliance with all other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any law, regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. Except as would not be expected to have a Material Adverse Effect, and except as expressly disclosed on Schedule 2.15 hereto, there are no past or
                                     -------------
present events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or statutory liability or, otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste (including medical waste) with respect to Target or the Practice.

         II.16     Filing of Reports.
                   -----------------

         All returns, reports, plans and filings of any kind or nature necessary to be filed by Target with any governmental authority have been properly completed and timely filed in compliance with all applicable requirements where failure to so file would have a Material Adverse Effect on the conduct of the Practice by Surviving Corporation after the Closing.

         II.17     Insurance Policies.
                   ------------------

         Schedule 2.17 hereto sets forth a complete and accurate list and
         -------------
description of all insurance policies in force naming Target, any Shareholder or any director, officer or employee thereof, as an insured or beneficiary or as a loss payee or for which Target has paid or is obligated to pay all or any part of the premiums including, without limitation, all general liability, malpractice, fire, health, disability and life insurance policies. Target has not received notice of any pending or threatened termination or premium increase (retroactive or otherwise) with respect thereto, and Target and each Shareholder is in compliance with all conditions contained therein. Except as expressly set forth on Schedule 2.17 hereto, there are no pending claims against such
         -------------
insurance by Target as to which insurers are defending under reservation of rights or have denied liability, and except as set forth on Schedule 2.17
                                                            -------------
hereto, there exists no claim under such insurance that has not been properly filed or reported by Target.

         II.18     Accounts Receivable.
                   -------------------

         Attached hereto as Schedule 2.18 is a true, complete and accurate list
                            -------------
and aging of all accounts receivable of Target as of September 30, 1997. All such accounts receivable arose in the ordinary course of the business of Target for the provision of professional services, have not been previously written off as bad debts and, to Target's knowledge, are collectible in the ordinary course of business.

         II.19     Accounts Payable.
                   ----------------

         Attached hereto as Schedule 2.19 is a current and complete list of all
                            -------------
accounts payable of Target as of September 30, 1997, including each individual indebtedness of Five Hundred and No/100 Dollars ($500.00) or more and setting forth the payee, the amount of indebtedness and such additional information as may be material with respect to any such account payable.

         II.20     Inventory.
                   ---------

         All items of inventory of the Practice reflected on the Interim Financial Statements consisted, all such items on hand on the date of this Agreement consist, and all such items on hand on the Closing Date will consist, of items of a quality and a quantity usable in the ordinary course of Target's business and conform to generally accepted standards for physician medical practices. The purchase commitments of Target for inventory are not materially in excess of normal requirements, and none of such purchase commitments were made at prices in excess of prevailing market prices at the time of purchase.

         II.21     Inspections and Investigations.
                   ------------------------------

         Neither any Shareholder's nor Target's right nor the right of any licensed professional or other individual employed by or under contract with the Practice to receive Medicare and Medicaid reimbursements has been terminated or otherwise adversely affected as a result of any investigation or action by any federal or state governmental regulatory authority. Except as expressly set forth and described on Schedule 2.21, to each Shareholder's and Target's
                       -------------
knowledge, neither Target nor any Shareholder nor any licensed professional or other individual affiliated with the Practice has, during the past three (3) years, been the subject of any inspection, investigation, survey, audit or monitoring by any governmental regulatory entity, trade association, professional review organization, accrediting organization or certifying agency, nor has Target, any Shareholder or the Practice received from any such entity any notice of deficiency in connection with the operation of the Practice. No Shareholder has been the subject of a "medical malpractice action or claim" or a "professional review action" within the last three (3) years as those terms are defined in the Health Care Quality Improvement Act of 1986. Attached as part of
Schedule 2.21 hereto are copies of all reports, correspondence, notices and
-------------
other documents relating to any such inspection, investigation, survey, audit, monitoring or other form of review to which any of the foregoing has been subject.

         II.22     Ownership of Medical Service Practice(s).
                   ----------------------------------------

         Except as expressly set forth in Schedule 2.22 hereto, no Shareholder
                                          -------------
nor any member of any Shareholder's family owns any interest in nor has a financial relationship with any health care facility or practice other than Target (including, without limitation, any physician or physician practice, allied professional services such as chiropracty, physical therapy or podiatry, or any physician management services organization, or any provider of ancillary or specialty services including, but not limited to, laboratory and radiology services).

         II.23     Agreements in Full Force and Effect.
                   -----------------------------------

         Except as expressly set forth in the Schedules to this Agreement, all contracts, agreements, plans, leases, policies and licenses referred to, or required to be referred to, in any Schedule delivered hereunder are valid and binding and are in full force and effect and are enforceable in accordance with their terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally. There is no pending or, to the knowledge of any Shareholder and Target, threatened bankruptcy, insolvency or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by Target, any Shareholder or any other party thereto.

        II.24     Taxes.
                  -----

         Except as expressly set forth in Schedule 2.24 hereto, or as expressly
                                          -------------
reflected in the Financial Statements, Target has not received notice of any tax claim being asserted or any proposed assessment by any taxing authority and Target has not received notice of any contemplated investigation or audit by the Internal Revenue Service or any state agency. As of the date hereof, Target has filed, or as of the Closing Date will have filed, all federal, state and local tax returns required to be filed on or prior to the Closing Date, all of which are or will be true, correct and complete, and Target has paid, or by the Closing Date will have paid, all taxes (including penalties and interest in respect thereof, if any) that have become due or are due with respect to any period ending on or prior to the Closing Date. Target has withheld or collected from each payment made to each of its employees the amount of all taxes required to be withheld or collected therefrom and Target has paid the same to the proper tax depositories or collecting authorities.

         II.25     Capitalization; Title to Shares.
                   -------------------------------

         Schedule 2.25 hereto sets forth a list of all Shareholders of Target
         -------------
and the number and type of shares of capital stock of Target owned by such Shareholder. Each Shareholder has, and on the Closing Date will have, good title to those Target Shares owned by said Shareholder, free and clear of all claims, liens, charges, encumbrances, options, and rights of any third parties whatsoever. Target has a total of five hundred (500) shares of its common stock authorized of which two hundred forty (240) are issued and outstanding.

         II.26     Corporate Documents.
                   -------------------

                  (a) The corporate minute books of Target, made available by Target to PHC and Acquisition Subsidiary prior to the date hereof, accurately reflect all corporate actions taken by the directors and Shareholders of Target or any committee of the Board of Directors of Target, and contain true and accurate copies of or originals of the respective minutes of all meetings or consent actions of the directors and Shareholders of Target and any committee of the Board of Directors of Target.

                  (b) The stock record books of Target, made available by Target to PHC and Acquisition Subsidiary prior to the date hereof, accurately reflect the stock ownership of Target, and contain complete and accurate records with respect to the transfer of all securities issued by Target since its inception.

         II.27     Statements True and Correct.
                   ---------------------------

         No representation or warranty made by any Shareholder or Target herein, nor any statement, certificate or instrument furnished or to be furnished by any Shareholder or Target to PHC or Acquisition Subsidiary pursuant to this Agreement or any other document, agreement or instrument referred to herein or therein, contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein not misleading.

         II.28     Delivery and Acceptance of Schedules.
                   ------------------------------------

         All Schedules required by this Agreement shall be delivered by Target to PHC and Acquisition Subsidiary in acceptable form no later than the date hereof. The last such Schedule shall be accompanied by a certificate from Target stating that all Schedules have been delivered to PHC and Acquisition Subsidiary. PHC and Acquisition Subsidiary shall have the right to terminate this Agreement at any time within ten (10) business days following the receipt of such certificate if the substance of the matters reflected in the Schedules are unacceptable to PHC and Acquisition Subsidiary. In the event of such termination, this Agreement shall be of no further force and effect and each party shall pay all expenses incurred by it in connection with the proposed transaction. No party shall be entitled to any damages as the result of the termination of this Agreement under this Section 2.28. In the event of such termination, PHC and Acquisition Subsidiary shall return to Target all documents received by PHC and Acquisition Subsidiary hereunder and vice versa.

        II.29     Investment Intent.
                  -----------------

     Each Shareholder represents that he or she is acquiring his or her respective PHC Shares for his or her own direct account or investment and not with a view, directly or indirectly, to or in connection with a distribution thereof and will not sell or transfer his or her respective PHC Shares in violation of any federal or state securities laws and the rules and regulations promulgated pursuant thereto. Except for Jeffrey M. Cohen, each Shareholder represents that he is an "Accredited Investor" within the meaning of Rule 501 under Regulation D of the Securities Act of 1933 (the "Securities Act"), and capable of evaluating, either alone or with said Shareholder's representatives and advisors, the merits and risks of the investment in the PHC Shares to be made hereunder by such Shareholder.

                                  ARTICLE III

       REPRESENTATIONS AND WARRANTIES OF PHC AND ACQUISITION SUBSIDIARY
       ----------------------------------------------------------------

         As an inducement to the Shareholders and Target to enter into this Agreement, PHC and Acquisition Subsidiary hereby jointly and severally represent and warrant to each of the Shareholders and to Target as follows:

         III.1 Organization, Standing and Authority of PHC.
               -------------------------------------------
         PHC is a corporation duly organized and validly existing under the laws of the State of Delaware and will, on the Closing Date, be qualified to do business in all locations where the nature of its business or the ownership of its assets or properties requires such qualification. The parties hereto hereby agree that the term "Business" as used in this Article III shall refer solely to the business conducted by PHC itself, and not as conducted by any PHC affiliate, and the ownership of equity securities of PHC affiliates by PHC. PHC has the full requisite power and authority to (a) own all its assets and properties and to operate its Business as conducted on the date hereof, (b) execute and deliver this Agreement and each other document or instrument contemplated hereby (collectively, the "PHC Transaction Agreements") and perform its obligations hereunder and thereunder according to their respective terms, and (c) to carry on and operate the Business as now being conducted. Except as set forth in
Schedule 3.1, PHC is not a participant in any joint venture, partnership,
------------
association or similar business arrangement with any other person or party.

     III.2 Absence of Conflicting Agreements or Required Consents Relating to
           ------------------------------------------------------------------
PHC's Obligations.
-----------------
         Except as set forth in Section 6.1 or elsewhere in this Agreement, the execution, delivery and performance by PHC, of the PHC Transaction Agreements (with or without the giving of notice, the lapse of time, or both): (a) except as expressly set forth on Schedule 3.2, has been consented to, where such
                          ------------
consent is required by any governmental or regulatory authority or any other third party; (b) will not conflict with any provision of PHC's Articles of Incorporation, Bylaws or other organizational documents; (c) will not conflict with, result in a breach of, or constitute a default under any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which PHC is a party or by which PHC or its respective properties are bound; (d) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit, material to this transaction, to which PHC or its respective properties are bound; and (e) will not create any claim, lien, charge or encumbrance upon any of the assets or properties of PHC.

         III.3      Financial Statements.
                    --------------------
         Attached hereto as Schedule 3.3 are PHC's consolidated financial
                            ------------
statements for the period from inception through December 31, 1996 and audited interim financial statements for the period ending June 30, 1997 (the "PHC Interim Financials Date"), reflecting the results of the operations and financial condition of PHC and the Business at such dates which have been prepared in accordance with generally accepted accounting principles consistently applied (collectively, the "PHC Financial Statements").

         III.4      Litigation and Claims.
                    ---------------------
         Except as expressly set forth in Schedule 3.4 hereto, there are no
                                          ------------
claims, lawsuits, counterclaims, proceedings, or investigations pending, and to PHC's knowledge (which for purposes of this Agreement shall mean the conscious awareness of facts or other information) threatened, against or affecting PHC, the Business or any other individual employed by or under contract with PHC in any court or before any arbitrator or governmental authority or agency, and to PHC's knowledge, there is no basis for any such action or any state of facts or occurrence of any event, which is reasonably expected to give rise to the foregoing, which has or is reasonably expected to have an adverse effect on the financial condition of assets or properties of PHC, on PHC's performance hereunder, or on the continued operation of the Business by PHC. There are no unsatisfied judgments against PHC, the Business, or any other individual affiliated with the Business, or any consent decrees to which any of the foregoing are subject which would have an adverse effect on the financial condition of assets or properties of PHC, on PHC's performance hereunder, or on the continued operation of the Business by PHC.

         III.5      No Undisclosed Liabilities.
                    --------------------------
         Except as and to the extent reflected in the PHC Financial Statements or as set forth in the PPM, PHC has no liability or obligation whatsoever, whether matured, unmatured, absolute, contingent or otherwise, except for liabilities and obligations incurred in the ordinary course of its business since the PHC Interim Financials Date, which in the aggregate have an adverse effect on the operations, assets or financial condition of PHC or the Business. The PHC Financial Statements: (i) present fairly in all material respects the financial position of PHC as of the dates indicated and present fairly in all material respects the results of PHC's operations for the period then ended in accordance with GAAP; and (ii) are in accordance with the books and records of PHC which have been properly maintained and are complete and correct in all material respects.


III.6      No Violation of Law.
           -------------------

         Except as expressly set forth in Schedule 3.6 hereto, PHC has not been
                                          ------------
nor shall be as of the Closing Date (by virtue of any action, omission to act, contract to which it is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its property or business or its advertising, sales, referral or pricing practice (including, without limitation, Titles 18 and 19 of the Social Security Act and all applicable zoning and use laws).

         III.7      Filing of Reports.
                    -----------------
         All returns, reports, plans and filings of any kind or nature necessary to be filed by PHC with any governmental authority have been properly completed and timely filed in compliance with all applicable requirements where failure to so file would have a Material Adverse Effect on the conduct of the Business by PHC after the Closing.

         III.8      Capitalization; Title to Shares.
                    -------------------------------
         The authorized capital stock of PHC consists of 20,000,000 shares of Voting Common Stock, 20,000,000 shares of Non-Voting Common Stock, 20,000,000 shares of Prime Common Stock, 500,000 shares of Class A Stock and 15,000,000 shares of Preferred Stock. As of October 8, 1997, approximately (a) 9,400,000 shares of Common Stock, (b) 3,825,000 shares of Preferred Stock and (c) 200,000 shares of Class A Stock were issued and outstanding. All shares of PHC stock presently outstanding are validly authorized and issued and fully paid and nonassessable. Since the PHC Interim Financials Date, except as set forth in the PPM, PHC has not directly or indirectly redeemed, purchased or otherwise acquired any shares of PHC stock, or declared, set aside, or paid any dividend or other distribution in respect of PHC stock.

        III.9      Statements True and Correct.
                   ---------------------------
         No representation or warranty made by PHC or Acquisition Subsidiary herein, nor any statement, certificate or instrument furnished or to be furnished by PHC or Acquisition Subsidiary to each Shareholder or Target pursuant to this Agreement or any other document, agreement or instrument referred to herein or therein, contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein not misleading.

         III.10     Acquisition Subsidiary.
                    ----------------------
         Acquisition Subsidiary has been recently formed and has no material assets, liabilities or contracts. PHC is, directly or indirectly, the record and beneficial owner of all of the outstanding shares of capital stock of Acquisition Subsidiary (the "Acquisition Subsidiary Shares"). PHC has,and on the Closing Date will have, good title to the Acquisition Subsidiary Shares, free and clear of all claims, liens, charges, encumbrances, options and rights of any third parties whatsoever.

        III.11   Organization, Standing and Authority of Acquisition Subsidiary.
                 --------------------------------------------------------------

         Acquisition Subsidiary is a corporation duly organized and validly existing under the laws of the State of Georgia and will, on the Closing Date, be qualified to do business in all locations where the nature of its business or the ownership of its assets or properties require such qualification. Acquisition Subsidiary has the full requisite power and authority to execute, deliver and perform this Agreement and all of the documents contemplated hereby according to their respective terms.

         III.12     Common Stock of Acquisition Subsidiary.
                    --------------------------------------
         Acquisition Subsidiary has a total of one thousand (1,000) shares of its common stock authorized, all of which shares are issued and outstanding.

         III.13     PPM.
                    ---
         Notwithstanding anything to the contrary contained in this Article III, all representations and warranties of PHC and Acquisition Subsidiary are further qualified by such information contained in the PPM to be delivered by PHC to the Target, Target's counsel and the Shareholders prior to Closing.

         III.14     No Violation of Law, Generally.
                    ------------------------------
                  (a)      Billing Practices Generally. To PHC's knowledge, all
                           ---------------------------
                           billing practices by PHC to all third party payors, including, but not limited to, the federal Medicare program, state Medicaid programs and private insurance companies, have been true, fair and correct and in compliance with all applicable laws, regulations and policies of all such third party payors, and PHC has not billed for or received any payment or reimbursement in excess of amounts allowed by law.

                  (b)      Fraud and Abuse. PHC has not engaged in any
                           ---------------
                           activities which are prohibited under the federal Fraud and Abuse Statutes, or which are prohibited by rules of professional conduct, including, but not limited, to the following: (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment;
                           (c) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (1) in return referring an individual to a person fo the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or (2) in return for purchasing, leasing, or ordering or arranging for
                                                                         Page 20
                           or recommending purchasing, leasing, or
                           ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid; and (d) knowingly and willfully offering or paying any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind to any person to induce such person (1) to refer an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under Medicare or Medicaid or (2) to purchase, lease, order, or arrange for or recommend purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part under Medicare or Medicaid.

                                  ARTICLE IV

                             ADDITIONAL AGREEMENTS
                             ---------------------
         IV.1      Access and Inspection.
                   ---------------------
         From and after the date of this Agreement, PHC and its representatives and agents shall have the right to enter Target's premises during regular business hours to review, inspect and copy any and all books, records, documents or other information concerning the operation of the Practice or such other matters as PHC or its representatives or agents may reasonably request (the "Due Diligence Inspection").

         IV.2      Cooperation in Meeting Filing Requirements.
                   ------------------------------------------
         Each Shareholder, Target, PHC and Acquisition Subsidiary shall cooperate in preparing, executing and filing such requests, applications, information and other submittals as may be required by any federal or state governmental agency or authority having jurisdiction over the assets or properties of Target or the Practice, for the purpose of consummating the transactions contemplated herein and Surviving Corporation's operation of the Practice in substantially the same manner as currently operated by Target.

         IV.3      Post Closing Audit of Target.
                   ----------------------------
         Each Shareholder and Target shall cooperate with and assist PHC and its accountants and other representatives in preparing audited financial statements of Target for any fiscal year of Target ending prior to the Closing Date. The cost of any such audit shall be borne by PHC.

        IV.4      Further Assurances.
                  ------------------

         Each party covenants that it will, in connection with the Closing and from time to time after the Closing Date, execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

        IV.5       Appointment of Attorney-in-Fact.
                   -------------------------------

     The Shareholders hereby each make, constitute and appoint C. Raymond Cottrell, M.D. (the "Attorney-in-Fact") as their true and lawful
Attorney-in-Fact with full power and authority to do and perform the following:

                  (a    To deliver to PHC at Closing the Transaction Agreements;

                  (b    To make, execute and deliver all agreements, schedules,
exhibits and certificates required to be executed by the Shareholders and delivered to PHC in accordance with the terms and conditions of the Transaction Agreements;

                  (c    To commence, prosecute, defend, dismiss and compromise
all legal demands, actions or proceedings regarding the interest of the Shareholders in the Transaction Agreements; and the Shareholders agree that no such demand, action or proceeding shall be instituted by them except through the Attorney-in-Fact, and then only in the event the Attorney-in-Fact has received from Shareholders representing both a majority of the Shareholders and a majority of shares of common stock of Target owned immediately prior to the Effective Date ("Majority Vote"), written instructions demanding said Attorney-in-Fact to commence, prosecute, defend, dismiss or compromise such legal demands, actions or proceedings, and the Shareholders further agree that the Attorney-in-Fact shall have the exclusive right to exercise all legal remedies available to Shareholders for any breach or default by PHC under the Transaction Agreements.

         IV.6      Acceptance of Appointment.
                   -------------------------

         C. Raymond Cottrell, M.D. hereby accepts his appointment as Attorney-in-Fact and agrees to carry out in good faith the responsibilities undertaken hereby and to receive, hold and distribute all funds payable under the Transaction Agreements and to disburse the same in accordance with the terms and conditions of the Transaction Agreements. The Attorney-in-Fact agrees to maintain his appointment hereunder until his death, such earlier date as he may be declared legally incompetent by a court of law or until the appointment of a successor attorney-in-fact pursuant to this Article IV.

         IV.7     Power of Attorney Irrevocable, Etc.
                  ----------------------------------

        The Shareholders do hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue of this Agreement. For the consideration specified in this Agreement the Shareholders agree that the power of attorney granted hereby to the Attorney-in-Fact is a special power of attorney coupled with an interest, is irrevocable, shall not terminate upon the death of any Shareholder and shall be effective from the date hereof until or upon termination of this Agreement. The Shareholders hereby renounce all right to revoke the power of attorney granted herein and to appoint another person to perform the acts of the Attorney-in-Fact, except for successors hereunder. After termination of the power of attorney hereby granted, the Attorney-in-Fact shall have authority only to return any property, real or personal, to the Shareholder who delivered the same to the Attorney-in-Fact.

         IV.8      Successor Attorney-in-Fact.
                   --------------------------

         The Shareholders agree that in the event C. Raymond Cottrell, M.D. ceases to act as Attorney-in-Fact then Lionel C. Abbott, M.D. ("Successor") shall, if he so accepts, succeed as Attorney-in-Fact hereunder. If Successor fails to succeed as Attorney-in-Fact or if Successor resigns his appointment hereunder, then the Shareholders by Majority Vote shall select a successor. Any successor Attorney-in-Fact shall have all the rights, powers and obligations of the Attorney-in-Fact. All charges, fees or other expenses or costs of any successor Attorney-in-Fact shall be borne and paid by the Shareholders.

         IV.9      Limitation of Liability and Indemnity.
                   -------------------------------------

         Each of the Shareholders agrees that in performing any of his duties, the Attorney-in-Fact shall not incur any liability to anyone for damages, losses or expenses for any reason except for willful negligence or intentional misconduct. Without limiting the foregoing, the Shareholders specifically agree that the Attorney-in-Fact shall be entitled to act upon advice of his counsel given with respect to any questions relating to his duties and responsibilities as Attorney-in-Fact hereunder without incurring any liability to the Shareholders or to any other person. The Shareholders agree to indemnify and hold harmless the Attorney-in-Fact against and in respect of any and all losses, claims, damages, liabilities and expenses including reasonable costs of investigation, counsel fees and disbursements, which may be imposed upon or incurred by the Attorney-in-Fact in connection with the performance of his duties hereunder.

         IV.10     PHC Disclosure; Limited Right of Termination.
                   --------------------------------------------

                   (a    Accredited Investors.
                         --------------------

                  Each of the Shareholders other than Jeffrey M. Cohen, M.D. ("Dr. Cohen") (the "Accredited Investors") has represented and warranted to PHC that he is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended. Each Accredited Investor acknowledges and agrees that he has received, and has had an opportunity to review, those certain disclosure documents of PHC described on Exhibit D hereto, including that certain draft "Transaction Summary" prepared by
---------
PHC and delivered to each Accredited Investor before closing. PHC shall provide to each Accredited Investor a copy of the PPM prior to Closing. The parties hereto agree that each Accredited Investor shall have the right to terminate this Agreement prior to Closing.

                  (b     Unaccredited Investor.
                         ----------------------
                  On the date hereof, Dr. Cohen is not a party to this Agreement, and PHC has not, directly or indirectly, made an offer to sell to Dr. Cohen or solicited an offer from Dr. Cohen to purchase PHC securities. PHC intends to deliver to Dr. Cohen a PPM prepared by PHC to offer PHC securities to him pursuant to the terms of this Agreement. Within five (5) days of his receipt of the PPM, the parties hereto agree that Dr. Cohen may execute and deliver to PHC a counterpart signature page to this Agreement and become a party to this Agreement on the same terms as the other Shareholders.

                  (c     Limited Right of Termination.
                         ----------------------------
                  In the event Dr. Cohen does not become a party to this Agreement, PHC shall have the right, but not the obligation, to terminate this Agreement prior to Closing pursuant to this Section 4.10(c). If PHC terminates this Agreement pursuant to this Section 4.10(c) or any Accredited Investor terminates this Agreement pursuant to Section 4.10(a), (i) this Agreement shall be of no further force and effect, (ii) each party shall pay all expenses incurred by him/it in connection with the proposed transactions, (iii) no party shall be entitled to recover any damages as the result of such termination, and
(iv) PHC shall return to Target all documents received by PHC hereunder and Target and Shareholders shall return to PHC all documents received by Target or any Shareholder hereunder.

                  (d     Voting on Merger; PHC Termination.
                         ---------------------------------
                  The Shareholders and Target shall properly call a special meeting of Shareholders to be held within five (5) days after Dr. Cohen has been provided a copy of the Private Placement Memorandum. All Shareholders shall vote in favor of Target entering into the merger and the transactions contemplated by this Agreement.

        IV.11     [This Section intentionally reserved].

        IV.12     Formation and Operation of Compliance Committee.
                  -----------------------------------------------

         The Shareholders shall reasonably cooperate with the Surviving Corporation in the establishment of a Compliance Committee (herein so called) which shall be responsible for advising the Practice and the Surviving Corporation in connection with the development and administration of procedures designed to detect and deter potential violations of the Ethics Referrals Act, Medicare and Medicaid anti-kickback laws an other healthcare and federal laws applicable to the conduct of the Practice. The Surviving Corporation and the Shareholders shall have equal representation on the Compliance Committee. The Surviving Corporation shall designate, in its sole discretion, two (2) members of the Compliance Committee. The Shareholders shall designate, in their sole discretion, two (2) members of the Compliance Committee. The act of a majority of the total number of members of the Compliance Committee shall be the act of the Compliance Committee.

        IV.13     ASC Purchase Option.
                  -------------------
     On the Closing Date, PHC and the shareholders of Central Florida Surgical Centers, Inc. and Oakwater Surgical Center, Inc. (the "ASC Shareholders") will enter into the ASC Purchase Option Agreements in the form attached hereto as Exhibit E.
---------

        IV.14     Delivery and Acceptance of Schedules.
                  ------------------------------------

         All Schedules required by this Agreement shall be delivered by PHC and Acquisition Subsidiary to Target in acceptable form no later than the date hereof. The last such Schedule shall be accompanied by a certificate from PHC and Acquisition Subsidiary stating that all Schedules have been delivered to Target. Target shall have the right to terminate this Agreement at any time before Closing following the receipt of such certificate if the substance of the matters reflected in the Schedules are unacceptable to Target. In the event of such termination, this Agreement shall be of no further force and effect and each party shall pay all expenses incurred by it in connection with the proposed transaction. No party shall be entitled to any damages as the result of the termination of this Agreement under this Section 4.14. In the event of such termination, PHC and Acquisition Subsidiary shall return to Target all documents received by PHC and Acquisition Subsidiary hereunder and vice versa.

                                   ARTICLE V

                         CONDUCT OF BUSINESS OF TARGET
                         -----------------------------
                      AND EACH SHAREHOLDER PENDING CLOSING
                      ------------------------------------
         Each Shareholder covenants and agrees that, without the prior written consent of PHC, between the date of this Agreement and the Closing:

         V.1      Disposition of Assets.
                  ---------------------
         The operation of the Practice shall be conducted only in the ordinary course, and Target shall not dispose of any interest of any kind in the assets or properties of Target nor incur nor guarantee any obligations for borrowed money, except as otherwise permitted by this Agreement.

         V.2      Sale of Shares.
                  --------------
         The Shareholders shall not sell or transfer, or consent to the sale or transfer of, any shares of capital stock in Target or any option, warrant or other right to acquire an equity interest in Target.

         V.3      Contracts.
                  ---------
         Target will not enter into any contract or other arrangement except in the ordinary course of business and then only if such contract or arrangement would not have a Material Adverse Effect on the operation of the Practice.

        V.4      Condition of Assets.
                 -------------------
         Target will maintain its assets in substantially the same condition as they are in on the date of this Agreement, ordinary wear and tear excepted.

        V.5       Liens; Encumbrances.
                  -------------------
         Target will not sell, transfer or otherwise dispose of, nor mortgage, pledge or subject to any lien, charge or other encumbrance, any of the assets or any interest in the rights, except in the ordinary course of business and as otherwise permitted by this Agreement.

        V.6      Access and Inspection.
                 ---------------------
         From and after the date of this Agreement until the Closing, the Shareholders, Target and their representatives and agents shall have the right to enter PHC's premises during regular business hours to review, inspect and copy any and all books, records, documents or other information concerning the business and operations of PHC or such matters as its representatives or agents may reasonably request.

                                  ARTICLE VI

          CONDITIONS TO OBLIGATIONS OF PHC AND ACQUISITION SUBSIDIARY
          -----------------------------------------------------------
         The obligations of PHC and Acquisition Subsidiary to close the Merger are subject to the satisfaction, at or prior to Closing, of each of the following conditions:

        VI.1      Necessary Approvals.
                  -------------------
         PHC shall have received all licenses, consents, permits and approvals necessary in order for PHC to operate the Practice in substantially the same manner as Target. Within ten (10) business days following the date hereof, PHC's officers shall submit this Agreement and Plan of Merger to the following parties for approval, and attempt to obtain such approvals, but PHC shall not be obligated to close the Merger unless each of the following parties approves this Agreement and the transactions contemplated hereby: (i) PHC's Board of Directors, (ii) Banque Paribas and (iii) PHC's venture capital investors.

        VI.2      Representations and Warranties.
                  ------------------------------
         The representations and warranties of the Shareholders and Target set forth in this Agreement, or any document or instrument delivered to PHC or Acquisition Subsidiary hereunder, shall be true and correct on the Closing Date with the same force and effect as if such representations and warranties had been made on the Closing Date.

         VI.3      Performance; Covenants.
                   ----------------------

         All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Shareholders or Target at or prior to Closing shall have been complied with and performed in all material respects including, but not limited to, the delivery of the following documents:

                   (a) An Employment Agreement executed by each Shareholder in substantially the form of Exhibit F;
                          ---------

                   (b) A certificate dated the Closing Date signed by a duly authorized officer of Target and by the Attorney-in-Fact certifying that the representations and warranties are true and correct as of the date of such certificate and that each Shareholder and Target have fulfilled the conditions of this Section 6.3;

                   (c) Consent Resolutions of the Board of Directors and Shareholders of Target in form and substance satisfactory to PHC approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, certified by a duly authorized representative of Target;

                   (d) Written consents of all third parties necessary for the consummation of the transactions contemplated by this Agreement and the operation of the Practice as currently being operated;

                   (e) All of the books and records of Target related to the operation of the Practice including, but not limited to: (i) the books of accounts, contracts and agreements to which either Target or the Practice is a party and (ii) such other documents or certificates as shall be reasonably requested by PHC;

                   (f) An opinion of counsel of Target in substantially the form of Exhibit G attached hereto;
        ---------

                   (g)  The Investment Agreement in the form of Exhibit H
                                                               ---------
attached hereto executed by each Shareholder pursuant to this Agreement (the "Investment Agreement");

                   (h) The Practice Repurchase Agreement in substantially the form of Exhibit I attached hereto (the "Practice Repurchase Agreement") executed
        ---------
by each Shareholder pursuant to this Agreement;

                   (i) The executed Note Purchase Agreement and Amendment to Promissory Note in substantially the forms approved by the parties hereto on the date hereof; and

                   (j) Such other documents as counsel for PHC shall reasonably request, including, without limitation, any documents required to be filed with any governmental body.

         VI.4      PHC Due Diligence.
                   -----------------

         Closing shall only occur upon the complete and sole satisfaction of PHC as to the Due Diligence Inspection pursuant to Section 4.1; provided, however,
                                                            --------  -------
nothing herein is intended to extend the date by which the Closing is to occur.

                                  ARTICLE VII

           CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS AND TARGET
           --------------------------------------------------------

         The obligations of the Shareholders and Target to close the Merger are subject to the satisfaction, at or prior to Closing, of each of the following conditions:

         VII.1     Representations and Warranties.
                   ------------------------------

         The representations and warranties of PHC and Acquisition Subsidiary set forth in this Agreement, or any other document or instrument delivered to Target or the Shareholders hereunder, shall be true and correct on the Closing Date with the same force and effect as if such representations and warranties had been made on the Closing Date.

         VII.2     Performance; Covenants.
                   ----------------------

         All of the terms, covenants and conditions of this Agreement to be complied with or performed by PHC or Acquisition Subsidiary at or prior to Closing shall have been complied with and performed in all material respects including, but not limited to, the delivery of the following:

                   (a)  The PHC Shares;

                   (b) Any Cash Consideration to be paid to the Shareholders in connection with the Merger;

                   (c) PHC's payment of the expenses set forth in Section 9.11 below;

                   (d) A certificate dated the Closing Date signed by duly authorized representatives of PHC and Acquisition Subsidiary certifying that the representations and warranties are true and correct on the date of such certificate and that PHC and Acquisition Subsidiary have fulfilled all of the conditions of this Section 7.2;

                   (e) Consent Resolutions of the Board of Directors of PHC and the Board of Directors and Shareholders of Acquisition Subsidiary in form and substance satisfactory to Target and the Shareholders approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, certified by a duly authorized representative of PHC and Acquisition Subsidiary, respectively.

                   (f) An opinion of counsel of PHC in substantially the form of Exhibit J attached hereto;
   ---------
                   (g)  The Investment Agreement;

                   (h)  The Practice Repurchase Agreement;

                   (i) The executed Note Purchase Agreement and Amendment to Promissory Note in substantially the forms approved by the parties hereto on the date hereof; and

                   (j) Such other documents necessary for the consummation of the transactions contemplated herein as counsel for Target and the Shareholders shall reasonably request, including, without limitation, any documents required to be filed with any governmental body.

         VII.3     Target Due Diligence.
                   --------------------

         The Closing shall only occur upon the complete and sole satisfaction of Target and the Shareholders as to the due diligence inspection pursuant to
Section 5.6 hereof; provided, however, nothing herein is intended to extend the date by which the Closing is to occur.

                                 ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

         VIII.1    Indemnification by Each Shareholder and Target.
                   ----------------------------------------------

         Subject to the terms and conditions of this Article VIII, each Shareholder and Target, jointly and severally, agree to indemnify, defend, and hold harmless PHC, Surviving Corporation and Acquisition Subsidiary from, against, for, and in respect of any and all Losses (as defined below) asserted against, relating to, imposed upon, or incurred by PHC and/or Acquisition Subsidiary or Surviving Corporation by reason of, resulting from, based upon, or arising out of:

                   (a) Any misrepresentation, breach of warranty or breach or non-fulfillment of any agreement of Target or any Shareholder contained in this Agreement or in any document executed and delivered by Target or any Shareholder in connection with this Agreement;

                   (b) Any liability or claim arising out of the obligations or liabilities or commitments of Target, or its employees or agents not expressly assumed by PHC or Acquisition Subsidiary pursuant to the terms of this Agreement, including but not limited to personal injury and professional liability claims;

                   (c) Any liability or claim arising out of actions taken in connection with the hiring (or failing to hire) firing, disciplining, and supervising of, and otherwise with respect to, any employees of Target prior to the Closing Date;

                   (d) Any liability or claim arising out of any audit, recoupment, or contractual settlement retroactively or otherwise adjusting the amounts payable for reimbursement purposes, with respect to services rendered by or on behalf of Target or billed for, by or on behalf of Target prior to the Closing Date;

                   (e) Any liability, claim, loss or expense of any nature whatsoever relating to the provision of fringe benefits of any kind to the employees of Target and their dependents including, without limitation, those arising out of COBRA continuation coverage, including but not limited to those applicable or claimed to be applicable to PHC, Acquisition Subsidiary or Surviving Corporation as the result of being determined to be a "successor employer" of Target;

                   (f) Any claim(s) made against PHC arising out of Target's ownership, operation, use or sale of the assets of Target or the operations of the business of Target, including, but not limited to, any suit, claim or proceeding of any nature seeking to recover damages for personal injury, death or property damage due to occurrences in connection with the business of Target or the assets of Target arising on or before the Closing Date and any suit, claim or proceeding by any person currently an employee of Target which arises as a result of acts or omissions prior to the Closing Date or in connection with any communications between or arrangements with the employees and Target.

         VIII.2    Indemnification by PHC.
                   ----------------------

         Subject to the terms and conditions of this Article VIII, PHC agrees to indemnify, defend and hold harmless Target and each Shareholder from, against, for, and in respect of any and all Losses (as defined below) asserted against, relating to, imposed upon, or incurred by Target and/or any Shareholder by reason of, resulting from, based upon, or arising out of any misrepresentation, breach of warranty or breach of non-fulfillment of any agreement of PHC or the Acquisition Subsidiary contained in this Agreement or in any document executed and delivered by PHC or Acquisition Subsidiary in connection with this Agreement.

         VIII.3    Definition of Losses.
                   --------------------

         For the purposes of this Article VIII, "Losses" shall mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, taxes, interest, penalties, and reasonable attorneys' and other professional fees and expenses incurred in the investigation, preparation, defense, and settlement of any claim, loss, damage, or liability as to which a party is entitled to indemnification hereunder. The obligation of each Shareholder to indemnify PHC and/or Acquisition Subsidiary shall be limited to the value of the consideration received by the Shareholder pursuant to this Agreement as of the Closing Date. The obligation of Target to indemnify PHC and/or Acquisition Subsidiary shall be limited to the value of the consideration received by Target pursuant to this Agreement on the Closing Date.

         VIII.4    Offset.
                   ------

         The foregoing rights of indemnification are cumulative and without prejudice to any other remedies which a party hereto may have against another party hereto under applicable law or otherwise. Each Shareholder, Target, Acquisition Subsidiary and PHC expressly agree that PHC shall have the right to offset any amounts owed by any Shareholder and/or Target to PHC under this
Article VIII against any amounts payable by PHC to such Shareholder and/or Target; provided, however, if any such offset amount is disputed in good faith by Target or any Shareholder, such party shall provide written notice of the facts in dispute in accordance with the procedures set forth in Section 8.8 hereof and PHC shall only be entitled to offset an amount determined by mutual agreement of the parties or as awarded in the final decision of the arbitrator. Each Shareholder, Target, Acquisition Subsidiary and PHC expressly agree that Target and each Shareholder shall have the right to offset any amounts owed by PHC and/or Acquisition Subsidiary to Target or the Shareholders under this
Article VIII against any amounts payable by any Shareholder and/or Target to PHC; provided, however, if any such offset amount is disputed in good faith by PHC, PHC shall provide written notice of the facts in dispute in accordance with the procedures set forth in Section 8.8 hereof and Target and/or the Shareholders shall only be entitled to offset an amount determined by the mutual agreement of the parties or as awarded in the final decision of the arbitrator.

         VIII.5    Notice and Opportunity to Defend.
                   --------------------------------

                   (a) Attorney-in-Fact is hereby designated the representative of each Shareholder pursuant to the terms and conditions of Section 4.5 above, to the extent necessary to give effect to the provisions of this Article VIII, and in that representative capacity, Attorney-in-Fact is referred to as Indemnified Party or Indemnifying Party, as appropriate.

                   (b) The party indemnified hereunder (the "Indemnified Party") shall notify in writing the indemnifying party (the "Indemnifying Party") within thirty (30) days after a claim is presented to the Indemnified Party, and the Indemnifying Party shall defend such claim at its expense. If the Indemnifying Party does not defend or settle such claim, the Indemnified Party may do so without the Indemnifying Party's participation, in which case the Indemnifying Party shall pay the expenses of such defense; provided, however, that the Indemnified Party may not settle or compromise such claim without the consent of the Indemnifying Party or a majority of the Indemnifying Parties, as the case may be, which consent shall not be unreasonably withheld. An Indemnifying Party's failure to object to the settlement of any claim within fifteen (15) days of receiving written notice thereof shall be deemed to constitute the Indemnifying Party's consent to such settlement. If the Indemnified Party fails to notify the Indemnifying Party, and if the Indemnifying Party is thereby materially prejudiced by such failure of notice in its defense of the claim, the Indemnifying Party's obligation of indemnity hereunder shall be extinguished with respect to such claim to the extent that the Indemnifying Party has been prejudiced by the failure to give such notice.

                   (c) Anything herein to the contrary notwithstanding, PHC shall not make any claim against Target or any Shareholder pursuant to this
Article VIII unless the dollar amount of all Losses suffered or incurred by PHC shall exceed, in the aggregate, the amount of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00), but, if such amount is exceeded, the Indemnifying Party shall be required to pay the full amount of such aggregate Losses (with a deduction for such One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) threshold amount) for which indemnification rights and obligations are provided under this Article VIII.

                   (d) Anything herein to the contrary notwithstanding, neither Target nor any Shareholder shall make any claim against PHC pursuant to this
Article VIII unless the dollar amount of all Losses suffered or incurred by the party seeking indemnification shall exceed, in the aggregate, the amount of Fifty Thousand and No/100 Dollars ($50,000.00), but, if such amount is exceeded, PHC shall be required to pay the full amount of such aggregate Losses (without deduction for such Fifty Thousand and No/100 Dollars ($50,000.00) threshold amount) for which indemnification rights and obligations are provided under this
Article VIII.

                   (e) Anything herein to the contrary notwithstanding, no party shall be liable to any other party under this Article VIII for punitive or consequential damages, including lost profits, except to the extent contained in a settlement, award or judgment obtained by a third party.

         VIII.6    Effect of Investigation by PHC.
                   ------------------------------

         No investigation or inquiry made by PHC or Acquisition Subsidiary of any Shareholder or Target or its books and records and financial condition shall, regardless of the Closing of the transactions contemplated hereby, affect or limit any representation or warranty made by any of the Shareholders or Target to PHC or Acquisition Subsidiary in this Agreement or in any Schedule delivered by any of them pursuant hereto or any right of indemnification of PHC or Acquisition Subsidiary under Section 8.1 hereof.

         VIII.7    Effect of Investigation by Target and Shareholders.
                   --------------------------------------------------

         No investigation or inquiry made by the Shareholders or Target of PHC or Acquisition Subsidiary or their respective books and financial condition shall, regardless of the Closing of the transactions contemplated hereby, affect or limit any representation or warranty made by PHC or Acquisition Subsidiary to Target or the Shareholders in this Agreement or in any Schedule delivered by any of them pursuant hereto or any right of indemnification of Target or the Shareholders under Section 8.1 hereof.

         VIII.8    Dispute Resolution.
                   ------------------

         Any controversy, dispute or claim arising out of or relating to this Agreement or the breach hereof which cannot be settled by mutual agreement shall be settled by binding arbitration as follows: Any party who is aggrieved shall deliver written notice to the other party or parties setting forth the specific points in dispute. Any points remaining in dispute twenty (20) days after the giving of such notice shall be submitted to binding arbitration in Atlanta, Georgia, to the American Arbitration Association, before a single arbitrator appointed from the members of the National Panel of Arbitrators in accordance with the rules of the American Arbitration Association, modified only as expressly provided herein. After such twenty (20) day period, any party, upon ten (10) days written notice to the other parties, may so submit the points in dispute to arbitration. The arbitrator may enter a default decision against any party who fails to participate in the arbitration proceedings. The decision of the arbitrator on the points in dispute will be final, unappealable and binding, and judgment on the award may be entered in any court having jurisdiction thereof. The arbitrator will be authorized to apportion its fees and expenses and the reasonable attorney fees and expenses of the parties as the arbitrator deems appropriate. In the absence of any such apportionment, the fees and expenses of the arbitrator will be borne equally by each party, and each party will bear the fees and expenses of its own attorney. The parties agree that this paragraph has been included to rapidly and inexpensively resolve any disputes between them with respect to this Agreement, that it contains the sole and exclusive remedy (other than equitable remedies) of the parties with respect to any disputes arising under this Agreement, and that this paragraph shall be grounds for dismissal of any court action commenced by either party with respect to this Agreement, other than post-arbitration actions seeking to enforce an arbitration award or any court action seeking equitable relief. The parties shall keep confidential, and shall not disclose to any person, except as may be required by law, the existence of any controversy hereunder, the referral of any such controversy to arbitration or the status or resolutions thereof.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS
                           ------------------------

         IX.1      Notices.
                   -------

         Any notice required or permitted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to have been served properly if transmitted by certified mail, return receipt requested, with proper postage prepaid or sent by overnight carrier or by personal delivery, addressed to the respective party to whom such notice relates at the following addresses:

    If to PHC:             Physician Health Corporation
                           990 Hammond Drive
                           Suite 300
                           Atlanta, Georgia 30328
                           Attention: Daniel M. Epstein, M.D., Esq.

    With a Copy to:        Jackson Walker L.L.P.
                           901 Main Street
                           Suite 6000
                           Dallas, Texas 75202
                           Attention:  James S. Ryan, III

    If to Acquisition
    Subsidiary:            PHC-Orlando Acquisition Subsidiary II, Inc.
                           990 Hammond Drive
                           Suite 300
                           Atlanta, Georgia 30328
                           Attention: Daniel M. Epstein, M.D., Esq.

    If to Target:          Internal Medicine Specialists, Inc.
                           3885 Oakwater Circle
                           Orlando, Florida 32806
                           Attention: C. Raymond Cottrell, M.D.

    If to a Shareholder:   Attorney-in-Fact
                           Internal Medicine Specialists, Inc.
                           3885 Oakwater Circle
                           Orlando, Florida 32806
                           Attention: C. Raymond Cottrell, M.D.

    With a Copy to:        Maguire, Voorhis & Wells, P.A.
                           200 South Orange Avenue
                           SunTrust Center
                           Suite 3000
                           Orlando, Florida 32801
                           Attention:  Stephen R. Looney, Esq.

or such other address as shall be furnished in writing by any party to the other party. All such notices shall be considered received: (a) if transmitted by certified mail, return receipt requested, with proper postage prepaid, upon the fifth business day after mailing; (b) if transmitted by overnight carrier, on the next business day; and (c) if transmitted by personal delivery, upon receipt.

         IX.2      Successors and Assigns.
                   ----------------------

         This Agreement shall not be assignable, by operation of law or otherwise, without the prior written consent of all parties. Subject to the foregoing, this Agreement shall inure to the benefit of, be enforceable by and be binding upon the parties, their successors and permitted assigns.

         IX.3      Entire Agreement.
                   ----------------

         This Agreement and the Exhibits, Schedules, certificates and other documents delivered pursuant hereto or incorporated herein by reference, contain and constitute the entire agreement among the parties and supersede and cancel any prior agreements, representations, warranties, or communications, whether oral or written, among the parties relating to the transactions contemplated by this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, discharge or termination is sought.

         IX.4      Governing Law; Severability.
                   ---------------------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, but excluding the conflicts laws of the State of Georgia. The parties hereto agree to be subject to the exclusive venue in Fulton County, Georgia or the Federal Court located in the Northern District of Georgia which courts shall have jurisdiction of any case or controversy arising under or in connection with this Agreement. The parties consent to the jurisdiction of such courts. The provisions of this Agreement are severable and the invalidity of one or more of the provisions herein shall not have any effect upon the validity or enforceability of any other provision.

         IX.5      No Brokers.
                   ----------

         The Shareholders, Target, PHC and Acquisition Subsidiary each represent to the others that no broker or finder has been employed in connection with the transactions hereunder.

         IX.6      Schedules and Exhibits.
                   ----------------------

         All Schedules and Exhibits attached to this Agreement are by reference made a part hereof.

         IX.7      Waivers.
                   -------

         No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto of any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

         IX.8      Headings.
                   --------

         The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IX.9      Counterparts.
                   ------------

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         IX.10     Confidentiality.
                   ---------------

         The parties agree that they will not make any disclosure about the existence or contents of this Agreement or activities relating to the consummation of the transactions contemplated herein without prior approval of the other party, except as may be required by law, as may be necessary to obtain the required consents, licenses, permits or approvals pursuant to Section 6.1 herein, or as may be necessary in the ordinary course of business of PHC.

         IX.11     Expenses.
                   --------

         Provided that the transactions contemplated hereby are consummated, PHC agrees to pay directly to the respective payees: (i) one hundred percent (100%) of all actual accounting fees and expenses up to Thirty Five Thousand and No/100 Dollars ($35,000.00), (ii) fifty percent (50%) of all actual accounting fees and expenses in excess of Thirty Five Thousand and No/100 Dollars ($35,000.00), and
(iii) all documented legal fees and expenses (the "Legal Fees") which are incurred by Target and directly attributable to the consummation of the Merger contemplated hereunder. PHC hereby agrees to pay seventy-five percent (75%) of Legal Fees at Closing and the remaining twenty-five percent (25%) within thirty
(30) days after Closing. If the transactions contemplated hereby are not consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees and expenses).

         IX.12     No Third Party Beneficiaries.
                   ----------------------------

         Nothing contained in this Agreement (express or implied) is intended or shall be construed to confer upon or give to any person, corporation or other entity, other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

         IX.13     Survival.
                   --------

         Except as provided herein, the provisions of Articles II and III of this Agreement shall survive the Closing for a period of twenty-four (24) months following the Closing Date, provided that the provisions of Section 2.24 shall continue for six (6) months after the expiration of the applicable statute of limitations for assessment of the additional taxes. The provisions of Section
9.10 of this Agreement shall survive the Closing.

         IX.14     Attorney Fees.
                   -------------

         Except as provided in Section 8.8 hereof, in connection with any litigation, including appellate proceedings, arising under this Agreement or any related Agreement contemplated herein, the prevailing party or parties in such litigation shall be entitled to recover reasonable attorney fees, paralegal fees, law clerk fees and other costs and expenses related to such litigation from the nonprevailing party or parties.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above; provided, however, that Jeffrey M. Cohen, M.D. may be included as an additional party hereto for all purposes by executing this Agreement below pursuant to Section 4.10 hereof.

PHC:                                        TARGET:

PHYSICIAN HEALTH CORPORATION                INTERNAL MEDICINE SPECIALISTS, INC.


By:                                         By:
   --------------------------------            --------------------------------
     Sarah C. Garvin, President                                   M.D, President
                                               -----------------,


ACQUISITION SUBSIDIARY:                     THE SHAREHOLDERS:

PHC-ORLANDO ACQUISITION                     ----------------------------------
SUBSIDIARY II, INC.                         Mark Williams, M.D.

By:
   --------------------------------         -----------------------------------
     Sarah C. Garvin, President             Kenneth R. Feuer, M.D.

                                            ----------------------------------
                                            Timothy L. Prince, M.D.

                                            ----------------------------------
                                            Robert F. Stonerock, Jr., M.D.

                                            ----------------------------------
                                            Thomas C. Marbury, M.D.

                                            ----------------------------------
                                            C. Raymond Cottrell, M.D.

                                            ----------------------------------
                                            Lionel C. Abbott, M.D.

                                            ----------------------------------
                                            Antonio Caos, M.D.

               THE SHAREHOLDERS (continued from previous page):


                                       -----------------------------------
                                       Robert T. Baker, M.D.

                                       -----------------------------------
                                       Alex Menendez, M.D.

     I hereby agree to be included as a party hereto for all purposes and as a "Shareholder" as defined herein pursuant to Section 4.10 hereof.


                                        -----------------------------------
                                        Jeffrey M. Cohen, M.D.

                                        Date:
                                             ------------------------------

                                   EXHIBIT A
                                   ---------

                             List of Shareholders


Mark Williams, M.D.

Kenneth R. Feuer, M.D.

Robert T. Baker, M.D.

Robert F. Stonerock, Jr., M.D.

Thomas C. Marbury, M.D.

C. Raymond Cottrell, M.D.

Lionel C. Abbott, M.D.

Antonio Caos, M.D.

Timothy L. Prince, M.D.

Alex Menendez, M.D.

                                   EXHIBIT B
                                   ---------

                                  [Reserved]

                                   EXHIBIT C
                                   ---------

                               Insert to Bylaws

                                   EXHIBIT D
                                   ---------


Description of Disclosure Documents

1. Those certain due diligence materials of PHC delivered to each Shareholder on or about November ___, 1996, as updated by those certain materials delivered on the date hereof.

2. That certain Transaction Summary dated as of September 12, 1997 delivered to each Shareholder.

3. Memorandum from Jim Ryan dated July 3, 1997 regarding Securities and Exchange Commission issues.

4. Memorandum from Sarah Garvin dated July 11, 1997 regarding Securities and Exchange Commission and PHC lender issues.

5.   The Private Placement Memorandum.

                                   EXHIBIT E
                                   ---------

                        ASC Purchase Option Agreements

                                   EXHIBIT F
                                   ---------

                         Form of Employment Agreement

                                   EXHIBIT G
                                   ---------

                         Opinion of Counsel of Target

                                   EXHIBIT H
                                   ---------

                             Investment Agreement

                                   EXHIBIT I
                                   ---------

                          Practice Repurchase Agreement

                                   EXHIBIT J
                                   ---------

                           Opinion of Counsel of PHC

                                                                         Page 50